UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2007

NASHUA CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	1-05492 (Commission File Number)	02-0170100 (IRS Employer Identification No.)
11 Trafalgar Square, Suite 201
Nashua, New Hampshire 03063
(Address of Principal Executive Offices and Zip Code)
(603)880-2323
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 4, 2007, at the Annual Meeting of Stockholders of Nashua Corporation, a Massachusetts corporation, its stockholders approved the 2007 Value Creation Incentive Plan (the “Plan”). The Plan, as recommended by the Leadership and Compensation Committee and approved by the Board of Directors, was attached as Appendix A to the proxy statement filed with the Securities and Exchange Commission on March 27, 2007. A summary of the Plan’s terms was provided in such proxy statement and is incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASHUA CORPORATION
Date: May 8, 2007	By /s/ John L. Patenaude
John L. Patenaude
Vice President-Finance, Chief Financial Officer and Treasurer